UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

HomeAway, Inc.

(n/k/a Expedia, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-35215	20-0970381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1011 W. Fifth Street, Suite 300

Austin, Texas 78703

(Address of principal executive offices) (Zip Code)

(512) 684-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2015, Expedia, Inc. (“Expedia”) completed the previously announced acquisition of HomeAway, Inc. (“HomeAway”) pursuant to the Agreement and Plan of Reorganization (the “Transaction Agreement”), dated as of November 4, 2015, by and among Expedia, HomeAway and HMS 1 Inc., a Delaware corporation and direct wholly-owned subsidiary of Expedia (“Purchaser”).

In connection with the completion of the acquisition, certain of HomeAway’s domestic subsidiaries have become guarantors of the obligations of Expedia and/or certain of its subsidiaries under (1) the Amended and Restated Credit Agreement, dated as of September 5, 2014, by and among Expedia, Expedia, Inc., a Washington corporation, Travelscape, LLC, a Nevada limited liability company, Hotwire, Inc., a Delaware corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent, (2) the Indenture, dated as of August 21, 2006, by and among Expedia, the subsidiary guarantors party thereto from time to time and the Bank of New York Trust Company, N.A., as trustee, pursuant to which Expedia issued its 7.456% Senior Notes due 2018, (3) the Indenture, dated as of August 5, 2010, by and among Expedia, the subsidiary guarantors party thereto from time to time and the Bank of New York Mellon Trust Company, N.A., as trustee, pursuant to which Expedia issued its 5.95% Senior Notes due 2020, (4) the Indenture, dated as of August 13, 2014, by and among Expedia, the subsidiary guarantors party thereto from time to time and the Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented by, inter alia, (A) the First Supplemental Indenture, dated as of August 18, 2014, by and among Expedia, the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as trustee, pursuant to which Expedia issued its 4.500% Senior Notes due 2024, and (B) the Fourth Supplemental Indenture, dated as of June 3, 2015, pursuant to which Expedia issued its 2.500% Senior Notes due 2022, and (5) the Indenture, dated as of December 8, 2015, by and among Expedia, the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as trustee, pursuant to which Expedia issued its 5.000% Senior Notes due 2026.

The foregoing descriptions of the agreements referenced in this Item 1.01 are qualified in their entirety by reference to the copies of such agreements filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As disclosed in Item 1.01 above, on December 15, 2015, Expedia completed the previously announced acquisition of HomeAway pursuant to the Transaction Agreement.

As previously disclosed, pursuant to the Transaction Agreement, on November 16, 2015, Purchaser commenced an exchange offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.0001 per share, of HomeAway (each, a “Share” and together the “Shares”), with each Share accepted by Purchaser in the Offer to be exchanged for $10.15 in cash and 0.2065 of a share of Expedia common stock, plus cash in lieu of any fractional shares, in each case, without interest, but subject to any applicable withholding taxes (together, the “Transaction Consideration”).

The Offer expired at midnight, Eastern Standard Time, at the end of December 14, 2015 (the “Expiration Time”). Computershare, the depositary and exchange agent for the Offer, advised that, as of the Expiration Time, a total of 63,068,486 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, which tendered Shares represented approximately 64.8% of HomeAway’s issued and outstanding Shares. Purchaser accepted for exchange all such Shares validly tendered and not validly withdrawn pursuant to the Offer.

On December 15, 2015, pursuant to the terms of the Transaction Agreement in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, Purchaser merged with and into HomeAway (the “First Merger”), with HomeAway continuing as the surviving corporation and a direct wholly-owned subsidiary of Expedia. In the First Merger, each Share that was issued and outstanding immediately prior to the effective time of the First Merger (the “Effective Time”) (other than any shares that were excluded pursuant to the terms of the Transaction Agreement) was converted into the right to receive the Transaction Consideration at the Effective Time.

Immediately after the Effective Time, HomeAway, as the surviving corporation of the First Merger, merged with and into Expedia (the “Second Merger” and together with the First Merger, the “Mergers”), with Expedia surviving the Second Merger.

The foregoing descriptions of the Offer, the Mergers and the Transaction Agreement in this Item 2.01 are qualified in their entirety by reference to the Transaction Agreement, a copy of which was filed as Exhibit 2.1 to HomeAway’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2015 and incorporated herein by reference.

The information set forth in Items 3.03, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

Before market open on December 15, 2015, in connection with the consummation of the Offer and the Mergers, HomeAway (i) notified the NASDAQ Global Select Market (“NASDAQ”) of the consummation of the Mergers and (ii) requested that NASDAQ file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Shares ceased trading on the NASDAQ following the close of trading on December 15, 2015. HomeAway also intends to file with the SEC a Form 15 requesting that HomeAway’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the First Merger, each Share that was issued and outstanding immediately prior to the Effective Time (other than any shares that were excluded pursuant to the terms of the Transaction Agreement and other than any Shares tendered into the Offer and accepted by Purchaser) was converted into the right to receive the Transaction Consideration at the Effective Time. Accordingly, at the Effective Time, HomeAway’s stockholders immediately before the Effective Time ceased to have any rights in HomeAway as stockholders, other than their right to receive the Transaction Consideration. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant.

At the Effective Time, HomeAway became a direct wholly-owned subsidiary of Expedia and at the effective time of the Second Merger, HomeAway merged with and into Expedia, with Expedia surviving the Second Merger. As a result, a change of control of HomeAway occurred. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the First Merger and as contemplated by the Transaction Agreement, upon the consummation of the First Merger, the directors of Purchaser, Mark D. Okerstrom and Robert J. Dzielak, became the only directors of HomeAway. In connection therewith, each of Brian H. Sharples, Carl G. Shepherd, Charles (“Lanny”) C. Baker, Simon Breakwell, Jeffrey D. Brody, Kevin Krone, Simon Lehmann, Christopher (“Woody”) P. Marshall and Tina Sharkey tendered their respective resignations as directors from the board of directors of HomeAway and from all committees of the board of directors of HomeAway on which such directors served, effective as of the Effective Time. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the First Merger, HomeAway’s certificate of incorporation and bylaws became the certificate of incorporation and bylaws, respectively, of the corporation surviving the First Merger. In connection with the consummation of the Second Merger, the certificate of incorporation and bylaws of Expedia as in effect immediately prior to the effective time of the Second Merger remained as the certificate of incorporation and bylaws of Expedia, as the surviving corporation of the Second Merger. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of November 4, 2015, among Expedia, Inc., HMS 1 Inc. and HomeAway, Inc. (incorporated by reference to Exhibit 2.1 to Form 8-K filed by HomeAway, Inc. with the Securities and Exchange Commission on November 5, 2015).

4.1	Indenture, dated as of August 21, 2006, by and among Expedia, Inc., the subsidiary guarantors party thereto from time to time and the Bank of New York Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Form 10-Q filed by Expedia, Inc. with the Securities and Exchange Commission on November 14, 2006).

4.2	Indenture, dated as of August 5, 2010, by and among Expedia, Inc., the subsidiary guarantors party thereto from time to time and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on August 10, 2010).

4.3	Indenture, dated as of August 13, 2014, by and among Expedia, Inc., the subsidiary guarantors party thereto from time to time and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on August 18, 2014).

4.4	First Supplemental Indenture, dated as of August 18, 2014, by and among Expedia, Inc., the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on August 18, 2014).

4.5	Fourth Supplemental Indenture, dated as of June 3, 2015, by and among Expedia, Inc., the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on June 3, 2015).

4.6	Indenture, dated as of December 8, 2015, by and among Expedia, Inc., the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on December 8, 2015).

10.1	Amended and Restated Credit Agreement, dated as of September 5, 2014, by and among Expedia, Inc., a Delaware corporation, Expedia, Inc., a Washington corporation, Travelscape, LLC, a Nevada limited liability company, Hotwire, Inc., a Delaware corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (incorporated by reference to Exhibit 10.1 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on September 11, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2015	EXPEDIA, INC. (as successor in interest to HomeAway, Inc.)

	By:	/s/ Robert J. Dzielak
Name: Robert J. Dzielak
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of November 4, 2015, among Expedia, Inc., HMS 1 Inc. and HomeAway, Inc. (incorporated by reference to Exhibit 2.1 to Form 8-K filed by HomeAway, Inc. with the Securities and Exchange Commission on November 5, 2015).

4.1	Indenture, dated as of August 21, 2006, by and among Expedia, Inc., the subsidiary guarantors party thereto from time to time and the Bank of New York Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Form 10-Q filed by Expedia, Inc. with the Securities and Exchange Commission on November 14, 2006).

4.2	Indenture, dated as of August 5, 2010, by and among Expedia, Inc., the subsidiary guarantors party thereto from time to time and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on August 10, 2010).

4.3	Indenture, dated as of August 13, 2014, by and among Expedia, Inc., the subsidiary guarantors party thereto from time to time and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on August 18, 2014).

4.4	First Supplemental Indenture, dated as of August 18, 2014, by and among Expedia, Inc., the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on August 18, 2014).

4.5	Fourth Supplemental Indenture, dated as of June 3, 2015, by and among Expedia, Inc., the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on June 3, 2015).

4.6	Indenture, dated as of December 8, 2015, by and among Expedia, Inc., the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on December 8, 2015).

10.1	Amended and Restated Credit Agreement, dated as of September 5, 2014, by and among Expedia, Inc., a Delaware corporation, Expedia, Inc., a Washington corporation, Travelscape, LLC, a Nevada limited liability company, Hotwire, Inc., a Delaware corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London Agent (incorporated by reference to Exhibit 10.1 to Form 8-K filed by Expedia, Inc. with the Securities and Exchange Commission on September 11, 2014).